UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2009

Cole Credit Property Trust III, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-149290	26-1846406
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

CVS – Fredericksburg, VA

On January 6, 2009, Cole REIT III Operating Partnership, LP (“COP III”), the operating partnership of Cole Credit Property Trust III, Inc. (the “Company”) entered into an agreement of purchase and sale with Series B, LLC (“Series B”), an affiliate of our advisor, (the “CV Fredericksburg Agreement”), to purchase 100% of the membership interests (the “CV Fredericksburg Interests”) in Cole CV Fredericksburg VA, LLC, a Delaware limited liability company (“CV Fredericksburg”) for a gross purchase price of approximately $6.1 million, exclusive of closing costs. CV Fredericksburg owns as its only asset an approximately 12,900 square foot single-tenant retail building leased to Virginia CVS Pharmacy, LLC (“CVS”), a wholly-owned subsidiary of CVS Corporation, which guarantees the lease, on an approximately 1.65 acre site located in Fredericksburg, VA (the “CV Fredericksburg Property”). The CV Fredericksburg Property was constructed in 2008. A majority of the Company’s board of directors, including all of the Company’s independent directors, not otherwise interested in the acquisition approved the acquisition as being fair and reasonable to the Company and that the cost to the Company is not in excess of the current appraised value of the CV Fredericksburg Property or the cost of the property to Series B.

The CV Fredericksburg Agreement contains customary representations and warranties and customary indemnification provisions.

On January 6, 2009, in connection with the acquisition of the CV Fredericksburg Interests, COP III entered into an approximately $5.5 million loan (the “CV Fredericksburg Loan”) with Series B. The CV Fredericksburg Loan, which is secured by the CV Fredericksburg Interests, has a variable interest rate based on the 3-month LIBOR plus 250 basis points per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on January 5, 2010 (the “CV Fredericksburg Maturity Date”); provided, however, Series B may accelerate the CV Fredericksburg Maturity Date to March 31, 2009, upon providing 30 days prior written notice to the Company. COP III may prepay the CV Fredericksburg Loan, in whole or in part, without premium or penalty. In the event the CV Fredericksburg Loan is not paid off on the maturity date, we would be subject to default provisions. Upon the occurrence of an event of default, interest on the CV Fredericksburg Loan will accrue at an annual default interest rate equal to 4% above the stated interest rate.

The Company’s board of directors, including all of the independent directors not otherwise interested in the transaction, approved the CV Fredericksburg Loan as fair, competitive and commercially reasonable, and determined that their terms were no less favorable to the Company than loans between unaffiliated third parties under similar circumstances.

Walgreens – Indianapolis, IN

On January 6, 2009, COP III entered into an agreement of purchase and sale with Series C, LLC (“Series C”), an affiliate of our advisor (the “WG Indianapolis Agreement”), to purchase 100% of the membership interests (the “WG Indianapolis Interests”) in Cole WG Indianapolis IN, LLC, a Delaware limited liability company (“WG Indianapolis”) for a gross purchase price of approximately $6.3 million, exclusive of closing costs. WG Indianapolis owns as its only asset an approximately 14,820 square foot single-tenant retail building leased to Walgreen Co. (“Walgreens”) on an approximately 1.29 acre site located in Indianapolis, IN (the “WG Indianapolis Property”). The WG Indianapolis Property was constructed in 2008. A majority of the Company’s board of directors, including all of the Company’s independent directors, not otherwise interested in the acquisition approved the acquisition as being fair and reasonable to the Company and that the cost to the Company is not in excess of the current appraised value of the WG Indianapolis Property or the cost of the property to Series C.

The WG Indianapolis Agreement contains customary representations and warranties and customary indemnification provisions.

On January 6, 2009, in connection with the acquisition of the WG Indianapolis Interests, COP III entered into an approximately $5.6 million loan (the “WG Indianapolis Loan”) with Series C. The WG Indianapolis Loan, which is secured by the WG Indianapolis Interests, has a variable interest rate based on the 3-month LIBOR plus 250 basis points per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on January 5, 2010 (the “WG Indianapolis Maturity Date”). COP III may prepay the WG Indianapolis Loan, in whole or in part, without premium or penalty. In the event the WG Indianapolis Loan is not paid off on the maturity date, we would be subject to default provisions. Upon the occurrence of an event of default, interest on the WG Indianapolis Loan will accrue at an annual default interest rate equal to 4% above the stated interest rate.

The Company’s board of directors, including all of the independent directors not otherwise interested in the transaction, approved the WG Indianapolis Loan as fair, competitive and commercially reasonable, and determined that their terms were no less favorable to the Company than loans between unaffiliated third parties under similar circumstances.

Walgreens – Tulsa, OK

On January 6, 2009, COP III entered into an agreement of purchase and sale with Series C (the “WG Tulsa Agreement”) to purchase 100% of the membership interests (the “WG Tulsa Interests”) in Cole WG South Yale Avenue (Tulsa) OK, LLC, a Delaware limited liability company (“WG Tulsa”) for a gross purchase price of approximately $3.9 million, exclusive of closing costs. WG Tulsa owns as its only asset an approximately 13,650 square foot single-tenant retail building leased to Walgreens on an approximately 1.74 acre site located in Tulsa, OK (the “WG Tulsa Property”). The WG Tulsa Property was constructed in 2001. A majority of the Company’s board of directors, including all of the Company’s independent directors, not otherwise interested in the acquisition approved the acquisition as being fair and reasonable to the Company and that the cost to the Company is not in excess of the current appraised value of the WG Tulsa Property or the cost of the property to Series C.

The WG Tulsa Agreement contains customary representations and warranties and customary indemnification provisions.

On January 6, 2009, in connection with the acquisition of the WG Tulsa Interests, COP III entered into an approximately $3.5 million loan (the “WG Tulsa Loan”) with Series C. The WG Tulsa Loan, which is secured by the WG Tulsa Interests, has a variable interest rate based on the 3-month LIBOR plus 250 basis points per annum with monthly interest-only payments and the outstanding principal and any accrued and unpaid interest due on January 5, 2010 (the “WG Tulsa Maturity Date”). COP III may prepay the WG Tulsa Loan, in whole or in part, without premium or penalty. In the event the WG Tulsa Loan is not paid off on the maturity date, we would be subject to default provisions. Upon the occurrence of an event of default, interest on WG Tulsa Loan will accrue at an annual default interest rate equal to 4% above the stated interest rate.

The Company’s board of directors, including all of the independent directors not otherwise interested in the transaction, approved the WG Tulsa Loan as fair, competitive and commercially reasonable, and determined that their terms were no less favorable to the Company than loans between unaffiliated third parties under similar circumstances.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.01.

CVS – Fredericksburg, VA

On January 6, 2009, the Company, through COP III, acquired the CV Fredericksburg Property by acquiring the CV Fredericksburg Interests from Series B for a gross purchase price of approximately $6.1 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and a loan of approximately $5.5 million secured by the CV Fredericksburg Interests. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $122,000. The area surrounding the CV Fredericksburg Property is shared by retail, residential and commercial properties.

The CV Fredericksburg Property is 100% leased to CVS subject to a net lease, which commenced on October 24, 2008. Pursuant to the lease, the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of approximately $449,565, or approximately $34.85 per square foot, is fixed for the initial lease term, which expires January 31, 2034. The tenant has six options to renew the lease, beginning February 1, 2034, each for an additional five-year term, with rental escalations of 10.0% at each renewal.

In evaluating the CV Fredericksburg Property as a potential acquisition and determining the appropriate amount of consideration to be paid for COP III’s interest in the CV Fredericksburg Property, we considered a variety of factors, including property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; review of an independent third-party appraisal; neighboring property uses; local market conditions, including vacancy rates; area demo graphics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

Cole Realty Advisors Inc., an affiliate of the Company (“Cole Realty Advisors”), has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the CV Fredericksburg Property and will receive a property management fee of 2.0% of the monthly gross revenue from the CV Fredericksburg Property. The Company currently has no plans for any renovations, improvements or development of the CV Fredericksburg Property. The Company believes the CV Fredericksburg Property is adequately insured.

Walgreens – Indianapolis, IN

On January 6, 2009, the Company, through COP III, acquired the WG Indianapolis Property by acquiring the WG Indianapolis Interests from Series C for a gross purchase price of approximately $6.3 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and a loan of approximately $5.6 million secured by the WG Indianapolis Interests. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $125,000. The area surrounding the WG Indianapolis Property is shared by retail, residential and commercial properties.

The WG Indianapolis Property is 100% leased to Walgreens subject to a net lease, which commenced on August 4, 2008. Pursuant to the lease, the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of approximately $450,000, or approximately $30.36 per square foot, is fixed for the initial lease term, which expires August 31, 2033. The tenant has ten options to renew the lease, beginning September 1, 2033, each for an additional five-year term, with no rental escalations.

In evaluating the WG Indianapolis Property as a potential acquisition and determining the appropriate amount of consideration to be paid for COP III’s interest in the WG Indianapolis Property, we considered a variety of factors, including property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; review of an independent third-party appraisal; neighboring property uses; local market conditions, including vacancy rates; area demo graphics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

Cole Realty Advisors has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the WG Indianapolis Property and will receive a property management fee of 2.0% of the monthly gross revenue from the WG Indianapolis Property. The Company currently has no plans for any renovations, improvements or development of the WG Indianapolis Property. The Company believes the WG Indianapolis Property is adequately insured.

Walgreens – Tulsa, OK

On January 6, 2009, the Company, through COP III, acquired the WG Tulsa Property by acquiring the WG Tulsa Interests from Series C for a gross purchase price of approximately $3.9 million, exclusive of closing costs. The acquisition was funded by net proceeds from the Company’s ongoing public offering and a loan of approximately $3.5 million secured by the WG Tulsa Interests. In connection with the acquisition, the Company paid an affiliate of its advisor an acquisition fee of approximately $78,000. The area surrounding the WG Tulsa Property is shared by retail, residential and commercial properties.

The WG Tulsa Property is 100% leased to Walgreens subject to a net lease, which commenced on May 1, 2003. Pursuant to the lease, the tenant is required to pay substantially all operating expenses and capital expenditures in addition to base rent. The annual base rent of approximately $288,750, or approximately $21.15 per square foot, is fixed for the initial lease term, which expires April 30, 2028. The tenant has ten options to renew the lease, beginning May 1, 2028, each for an additional five-year term, with no rental escalations.

In evaluating the WG Tulsa Property as a potential acquisition and determining the appropriate amount of consideration to be paid for COP III’s interest in the WG Tulsa Property, we considered a variety of factors, including property condition reports; unit-level store performance; property location, visibility and access; age of the property, physical condition and curb appeal; review of an independent third-party appraisal; neighboring property uses; local market conditions, including vacancy rates; area demo graphics, including trade area population and average household income; neighborhood growth patterns and economic conditions; and the presence of demand generators.

Cole Realty Advisors has the sole and exclusive right to manage, operate, lease and supervise the overall maintenance of the WG Tulsa Property and will receive a property management fee of 2.0% of the monthly gross revenue from the WG Tulsa Property. The Company currently has no plans for any renovations, improvements or development of the WG Tulsa Property. The Company believes the WG Tulsa Property is adequately insured.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 and Item 2.01 of this current report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

The Company commenced its initial public offering of 250,000,000 shares of common stock on October 1, 2008. Of these shares, the Company is offering 230,000,000 shares in a primary offering and has reserved and is offering 20,000,000 shares pursuant to its distribution reinvestment plan. Pursuant to the terms of the offering, the Company was required to deposit all subscription proceeds in escrow pursuant to the terms of an escrow agreement with UMB Bank, N.A. until the Company received subscriptions aggregating at least $2,500,000. As of January 6, 2009, the Company had satisfied these conditions of its escrow agreement. As of January 6, 2009, the Company had accepted investors’ subscriptions for, and issued, 262,059 shares of its common stock in the offering, resulting in gross proceeds of $2,614,946. In addition, the Company has a special escrow account for subscriptions from residents of Pennsylvania. The conditions of that special escrow account have not been satisfied as of the date of this supplement and, therefore, the Company has not accepted subscriptions from residents of Pennsylvania.

The Board of Directors of the Company has authorized a daily distribution, based on 365 days in the calendar year, of $0.001780822 (would equate to 6.5% on an annualized basis calculated at the current rate, assuming a $10.00 per share purchase price) per share for stockholders of record as of the close of business on each day of the period commencing on January 6, 2009 (the “Commencement Date”) through March 31, 2009. The payment date for each of the daily distributions for each day of the period commencing on the Commencement Date and ending on January 31, 2009 will be in February 2009. The payment date for each of the daily distributions of the period commencing on February 1, 2009 and ending February 28, 2009 will be in March 2009. The payment date for each of the daily distributions of the period commencing on March 1, 2009 and ending on March 31, 2009 will be in April 2009.

Item 9.01    Financial Statement and Exhibits

(a) Financial Statements of Businesses Acquired.

Since it is impracticable to provide the required financial statements for the acquired real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed on or before March 18, 2009, which date is within the period allowed to file such an amendment.

(b) Pro Forma Financial Information.

See paragraph (a) above.

(c) Shell Company Transactions

None.

(d) Exhibits

None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 6, 2009	COLE CREDIT PROPERTY TRUST III, INC.
	By:	/s/ D. Kirk McAllaster, Jr.
	Name:	D. Kirk McAllaster, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Secretary